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                                                                   EXHIBIT 10.19

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                        FINANCING AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (herein called the "Amendment") made as of October 29, 1999, to be effective for all purposes as of July 1, 1999, by and among ALS Holdings, Inc., a Delaware corporation ("Holdings"), ALS Wisconsin Holdings, Inc., a Delaware corporation ("Wisconsin Holdings"), Bank United, individually and as agent for itself and certain other lenders ("Agent").

                              W I T N E S S E T H:

         WHEREAS, Holdings, Wisconsin Holdings and Agent entered into that certain Amended and Restated Financing and Security Agreement dated as of February 12, 1999, (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purpose and consideration therein expressed, whereby Lenders (as defined in the Original Agreement) became obligated to make loans to Borrower (as defined in the Original Agreement) as therein provided; and

         WHEREAS, Holdings, Wisconsin Holdings and Agent desire to amend the Original Agreement for the purposes expressed herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References

         Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                  "Amendment" means this First Amendment to Amended and Restated Financing and Security Agreement.

                  "Agreement" means the Original Agreement as amended hereby.




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                                   ARTICLE II.

                        Amendments to Original Agreement

         Section 2.1. Definitions. The definition of "Stabilized Project" in
Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "Stabilized Project" means an Eligible Project with a Resident Occupancy of at least 85% and shall include a Development Project which
         (a) if the Eligible Project has fifty units or less, has either been open fifteen months or longer or achieves a ratio of Net Operating Income to Debt Service of not less than 1.25 to 1.00 measured at the last day of the fifth full fiscal quarter of operations and (b) if the Eligible Project has more than fifty units, has either been open eighteen months or longer or achieves a ratio of Net Operating Income to Debt Service of not less than 1.25 to 1.00 measured at the last day of the sixth full fiscal quarter of operations."

         Section 2.2. Pool A Project Covenants. Section 7.2.2 of the Original Agreement is hereby amended by adding the following clauses (k) and (l) below:

                  "(k) Minimum Occupancy Requirement (Completed Project). Each Completed Project shall maintain a minimum Resident Occupancy as of the Operating Month shown below:


                    Minimum              Facilities        Facilities with
                    Occupancy            with 50           51 units or
                    Requirement          units or          more
                                         less
                    ------------         ---------------   ---------------
                    By 6 months          35%
                    By 9 months          50%               35%
                    By 12 months         75%               50%
                    By 15 months         85%               75%
                    By 18 months                           85%






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                  (l) Minimum Occupancy Requirement (Acquisition Project). Each
         Acquisition Project shall maintain a minimum Resident Occupancy as of the Operating Month shown below:

                  Minimum              Facilities     Facilities with
                  Occupancy            with 50        51 units or
                  Requirement          units or       more
                                       less
                  ---------------      -------------  ---------------
                  By 6 months          35%
                  By 9 months          50%            35%
                  By 12 months         75%            50%
                  By 15 months         85%            75%
                  By 18 months                        85%




                                  ARTICLE III.

                           Conditions of Effectiveness

         Section 3.1. Effective Date. This Amendment shall become effective as of July 1, 1999, when, and only when, Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by Holdings, Wisconsin Holdings and each Lender.

                                   ARTICLE IV.

                         Representations and Warranties

         Section 4.1. Representations and Warranties of the Borrower. In order to induce each Lender to enter into this Amendment, the Borrower represents and warrants to each Lender that:

         (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

         (b) The Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Agreement. The Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of the Borrower hereunder.

         (c) The execution and delivery by the Borrower of this Amendment, the performance by the Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of the Borrower, or of any material agreement, judgment, license, order or




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permit applicable to or binding upon the Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Borrower of this Amendment or to consummate the transactions contemplated hereby.

         (d) When duly executed and delivered, each of this Amendment and the Agreement will be a legal and binding obligation of the Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

         (e) The audited annual consolidated financial statements of the Borrower dated as of December 31, 1998 and the unaudited quarterly consolidated financial statements of the Borrower dated as of June 30, 1999 fairly present the consolidated financial position at such dates and the consolidated statement of operations and the changes in consolidated financial position for the periods ending on such dates for the Borrower. Copies of such financial statements have heretofore been delivered to each Lender. Since such dates no material adverse change has occurred in the financial condition or businesses or in the consolidated financial condition or businesses of the Borrower.


                                   ARTICLE V.

                                  Miscellaneous

         Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Financing Agreement in any Financing Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Financing Agreement or any other Financing Document nor constitute a waiver of any provision of the Financing Agreement or any other Financing Document.

         Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of the Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full.

         Section 5.3. Financing Documents. This Amendment is a Financing Document, and all provisions in the Financing Agreement pertaining to Financing Documents apply hereto.

         Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.




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         THIS AMENDMENT AND THE OTHER FINANCING DOCUMENTS REPRESENT THE FINAL
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

         Section 5.6. Consent by Lenders. Each Lender is executing this Amendment to evidence their acknowledgment of, and consent to, the amendments to the Original Agreement contained herein.


         [The Remainder Of This Page Has Been Intentionally Left Blank.]





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         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                                 ALS HOLDINGS, INC.


                                 By: /s/ Mark W. Ohlendorf
                                     ------------------------
                                     Name: Mark W. Ohlendorf
                                     Title: Vice President


                                 ALS WISCONSIN HOLDINGS, INC.


                                 By: /s/ Mark W. Ohlendorf
                                     ------------------------
                                     Name: Mark W. Ohlendorf
                                     Title: Vice President


                                 BANK UNITED, AS AGENT AND
                                 INDIVIDUALLY AS A LENDER


                                 By: /s/ Casey Moore
                                     ------------------------
                                     Name: Casey Moore
                                     Title: Vice President



                                 FIRSTAR BANK MILWAUKEE N.A.



                                 By: /s/ Thomas V. Richtman
                                     ------------------------
                                     Name: Thomas V. Richtman
                                     Title: Vice President



                                 AMSOUTH BANK



                                 By: /s/ Allison J. Sanders
                                     ------------------------
                                     Name: Allison J. Sanders
                                     Title: Vice President





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                       CONSENT AND AGREEMENT OF GUARANTOR

         Alterra Healthcare Corporation, a Delaware corporation, hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms the Guaranty of Payment Agreement dated as of February 12, 1999, made by it for the benefit of Agent and the Lenders, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                        ALTERRA HEALTHCARE CORPORATION


                                        By: /s/ Mark W. Ohlendorf
                                            ------------------------------------
                                             Name: Mark W. Ohlendorf
                                             Title: Senior Vice President